EXHIBIT (a)(2)
                              LETTER OF TRANSMITTAL

                                    TO TENDER

                 4-7/8% CONVERTIBLE SUBORDINATED NOTES DUE 2000

                            OF BABY SUPERSTORE, INC.

         PURSUANT TO THE CHANGE OF CONTROL NOTICE AND OFFER TO PURCHASE

                             DATED FEBRUARY 14, 1997

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SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE,
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL 15, 1997, UNLESS THE OFFER IS EXTENDED (SUCH TIME AND DATE OR THE LATEST EXTENSION THEREOF, IF EXTENDED, THE "EXPIRATION DATE"). NOTES TENDERED IN THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE
EXPIRATION DATE.
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                        The Depositary for the Offer is:

                     THE BANK OF NEW YORK (THE "DEPOSITARY")

        By Mail             Facsimile Transmission:   By Hand/Overnight Courier:

   The Bank of New York           (For Eligible            The Bank of New York
    101 Barclay Street          Institutions Only)          101 Barclay Street
 New York, New York 10286         (212) 571-3080               7 East Side
  Attn: George Johnson                                  New York, New York 10286
                                                           Attn: George Johnson

                              Confirm by Telephone:

                                  (212) 815-4997


      Delivery of this Letter of Transmittal to an address, or transmission of instructions via facsimile, other than as set forth above will not constitute valid delivery. THE INSTRUCTIONS CONTAINED HEREIN AND IN THE OFFER TO PURCHASE (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      By execution hereof, the undersigned acknowledges receipt of the Change of Control Notice and Offer to Purchase, dated February 14, 1997 (as the same may be amended from time to time, the "Offer to Purchase"), of Baby Superstore, Inc. ("Baby Superstore") and this Letter of Transmittal and instructions hereto (the "Letter of Transmittal"), which together constitute Baby Superstore's offer to purchase (the "Offer") all of the outstanding 4-7/8% Convertible Subordinated Notes due 2000 of Baby Superstore (the "Notes"), upon the terms and subject to the conditions set forth in the Offer to Purchase.

      HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE PAYMENT FOR THE NOTES TO BE PURCHASED PURSUANT TO THE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR NOTES TO THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

      This Letter of Transmittal is to be used by holders of the Notes if certificates representing Notes are to be physically delivered to the Depositary herewith by holders of Notes. This Letter of Transmittal is also being supplied for informational purposes only to persons who hold notes in book-entry form through the facilities of The Depositary Trust Company ("DTC"). Tender of Notes held through DTC must be made pursuant to the procedures described under "Procedures for Tendering Notes -- Tendering Notes -- Notes Held Through DTC" in the Offer to Purchase.

      In order to properly complete this Letter of Transmittal, a holder of Notes must (i) complete the box entitled "Description of Notes;" (ii) if appropriate, check and complete the boxes relating to guaranteed delivery, Special Issuance or Payment Instructions and Special Delivery Instructions;
(iii) sign the Letter of Transmittal; and (iv) complete Substitute Form W-9. Each holder of Notes should carefully read the detailed Instructions contained herein prior to completing this Letter of Transmittal.

      The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

      If holders desire to tender Notes pursuant to the Offer and (i) certificates representing such holder's Notes are not lost but are not immediately available or time will not permit this Letter of Transmittal, certificates representing such Notes or other required documents to reach the Depositary prior to the Expiration Date, or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holders may effect a tender of such Notes in accordance with the guaranteed delivery procedures described under "Procedure for Tendering Notes -- Guaranteed Delivery Procedures" in the Offer to Purchase. See Instruction 1 below.

      All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Offer to Purchase.

      Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Depositary. See Instruction 9 below.
                                -----------------

      Baby Superstore is not aware of any jurisdiction where the making of the Offer would not be in compliance with applicable laws. If Baby Superstore becomes aware of any jurisdiction where the making of the Offer would not be in compliance with such laws, Baby Superstore will make a good faith effort to comply with any such laws or seek to have such laws declared inapplicable to the Offer. If after such good faith effort, Baby Superstore cannot comply with any such applicable laws, the Offer will not be made to, nor will tenders be accepted from or on behalf of, the holders of Notes residing in such jurisdiction.

                                     -----------------

|_|CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:



Name of Eligible Institution that Guaranteed Delivery:

      List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

-------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF NOTES
-------------------------------------------------------------------------------------------------
                                                                    Aggregate
                                                                    Principal
      Name(s) and Address(es) of Holder(s)          Certificate       Amount      Principal Amount
           (Please fill in, if blank)                 Number*     Represented**     Tendered**
-------------------------------------------------------------------------------------------------

                                                  -----------------------------------------------

                                                  -----------------------------------------------

                                                  -----------------------------------------------

                                                  -----------------------------------------------

                                                  -----------------------------------------------

                                                  -----------------------------------------------

                                                  -----------------------------------------------

-------------------------------------------------------------------------------------------------
      TOTAL PRINCIPAL AMOUNT OF NOTES
-------------------------------------------------------------------------------------------------

*     Need not be completed by holders tendering by book-entry transfer (see below).
**    Unless otherwise indicated in the column labeled "Principal Amount
      Tendered" and subject to the terms and conditions of the Offer to
      Purchase, a holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the column labeled
      "Aggregate Principal Amount Represented." See Instruction 2.
-------------------------------------------------------------------------------------------------

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                               SPECIAL ISSUANCE OR
                              PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 2 THROUGH 6)

      To be completed ONLY if certificates for Notes represent a greater amount of Notes than the holder is tendering or the check for the purchase price for Notes to be purchased are to be issued to the order of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Notes" within this Letter of Transmittal.

Issue: |_| Notes
       |_| Checks
       (Complete as applicable)

Name:
     ---------------------------------------------------------------------------
                                      (Please Print)

Address:
        ------------------------------------------------------------------------
                                      (Please Print)

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                                                                       Zip Code

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                     Taxpayer Identification or Social Security Number
                             (See Substitute Form W-9 herein)


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                          SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 2 THROUGH 6)

     To be completed ONLY if certificates for Notes represent a greater amount of Notes than the holder is tendering or the check for the purchase price for Notes to be purchased are to be sent to an address different from that shown in the box entitled "Description of Notes" within this Letter of Transmittal.

Deliver:|_| Notes
        |_| Checks
        (Complete as applicable)

Name:
     ---------------------------------------------------------------------------
                                      (Please Print)

Address:
        ------------------------------------------------------------------------
                                      (Please Print)

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                                                                       Zip Code

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                     Taxpayer Identification or Social Security Number
                             (See Substitute Form W-9 herein)

       HOLDERS WHO WISH TO ACCEPT THE OFFER AND TENDER THEIR NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

                          NOTE: SIGNATURES MUST BE PROVIDED BELOW

                    PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

       Upon the terms and subject to the conditions of the Offer, the undersigned hereby tenders to Baby Superstore the principal amount of Notes indicated above.

       Subject to and effective upon the acceptance for purchase of and payment for Notes tendered thereby, by executing and delivering a Letter of Transmittal a tendering holder of Notes (i) irrevocably sells, assigns and transfers to Baby Superstore, all right, title and interest in and to all the Notes tendered thereby and (ii) waives any and all rights with respect to the Notes (including without limitation any existing or past defaults and their consequences in respect of the Note and the Indenture under which the Notes were issued), (iii) releases and discharges Baby Superstore from any and all claims such holder may have now, or may have in the future arising out of, or related to, the Notes including without limitation any claims that such holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes and (iv) irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of such holder with respect to any such tendered Notes, will full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Notes, or transfer ownership of such Notes, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to Baby Superstore, (b) present such Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Depositary will have no rights to, or control over, funds from Baby Superstore, except as agent for Baby Superstore, for the purchase price for any tendered Notes that are purchased by Baby Superstore), all in accordance with the terms of the Offer.

       The undersigned understands that tenders of Notes may be withdrawn by written notice of withdrawal received by the Depositary at any time prior to the Expiration Date. See Instruction 1.

       The undersigned hereby represents and warrants that the undersigned (i) owns the Notes tendered and is entitled to tender such Notes and (ii) has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and that when such Notes are accepted for purchase and payment by Baby Superstore, Baby Superstore will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Baby Superstore to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

       For the purposes of the Offer, the undersigned understands that Baby Superstore will be deemed to have accepted for purchase validly tendered Notes (or defectively tendered Notes with respect to which Baby Superstore has waived such defect) only if, as and when Baby Superstore gives oral or written notice thereof to the Depositary. Payment for Notes purchased pursuant to the Offer will be made by deposit of the purchase price for such Notes with the Depositary, which will act as agent for tendering holders for the purpose of receiving payments from Baby Superstore and transmitting such payments to such holders.

       All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

       The undersigned understands that valid tender of Notes pursuant to any one of the procedures described under "Procedures for Tendering Notes" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Baby Superstore upon the terms and subject to the conditions of the Offer, including the undersigned's waiver of any existing defaults and their consequences in respect of the Notes and the Indenture (including, without limitation, a default in the payment of interest).

       The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Baby Superstore. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Notes pursuant to the procedures described in the Offer to Purchase and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by Baby Superstore, in its sole direction, which determination shall be final and binding on all parties.

       Unless otherwise indicated herein under "Special Issuance or Payment Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered be issued in the name(s) of the undersigned, and checks constituting payments for Notes purchased in connection with the Offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Notes representing principal amounts not tendered and checks constituting payments for Notes to be purchased in connection with the Offer be delivered to the undersigned at the address(es) shown herein. In the event that the "Special Issuance or Payment Instructions" box or the "Special Delivery Instructions" box, or both, are completed, the undersigned hereby requests that any Notes representing principal amounts not tendered be issued in the name(s) of, certificates for such Notes be delivered to, and checks constituting payments for Notes purchased in connection with the Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that Baby Superstore has no obligation pursuant to the "Special Issuance or Payment Instructions" box to transfer any Notes from the name of the registered holder(s) thereof if Baby Superstore does not accept for purchase any of the principal amount of such Notes so tendered.

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                                PLEASE SIGN BELOW

                  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF
                        NOTES REGARDLESS OF WHETHER NOTES
                    ARE BEING PHYSICALLY DELIVERED HEREWITH)

This Letter of Transmittal must be signed by the registered holder(s) of Notes exactly as his (their) name(s) appear(s) on certificate(s) for Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Baby Superstore of such person's authority to so act. See Instruction 3 below.

    If the signature appearing below is not of the registered holder(s) of the Notes, then the registered holder(s) must sign a valid power of attorney.
X
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X
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                    (Signature(s) of Holder(s) or Authorized Signatory)

Date:                         , 1997
Name(s):
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                                 (Please Print)
Capacity:
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Address:
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                              (Including Zip Code)
Area Code and Telephone No.:
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                        PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                SIGNATURE GUARANTEE (IF REQUIRED - SEE INSTRUCTION 3 BELOW) Certain Signatures Must be Guaranteed by an Eligible Institution


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                  (Name of Eligible Institution Guaranteeing Signatures)

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    (Address (including zip code) and Telephone Number (including area code)
                            of Eligible Institution)

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                             (Authorized Signature)

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                                 (Printed Name)

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                                     (Title)


Date:                    , 1997
-------------------------

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



                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. PROCEDURES FOR TENDERING NOTES; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF TENDERS. To tender the Notes in the Offer, certificates representing such Notes, together with a properly completed and duly executed copy (or facsimile) of this Letter of Transmittal, and any other documents required by this Letter of Transmittal must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. The method of delivery of this Letter of Transmittal, certificates for Notes and all other required documents to the Depositary is at the election and risk of holders. If such delivery is to be made by mail, it is suggested that holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS LETTER OF TRANSMITTAL AND NOTES SHOULD BE SENT ONLY TO THE DEPOSITARY, AND NOT TO BABY SUPERSTORE OR THE TRUSTEE.

    This Letter of Transmittal is also being supplied for informational purposes only to persons who hold notes in book-entry form through the facilities of DTC. Tender of Notes held through DTC must be made pursuant to the procedures described under "Procedures for Tendering Notes -- Tendering Notes -- Notes Held Through DTC" in the Offer to Purchase.

    Except as provided herein for the book-entry or guaranteed delivery procedures, unless the Notes being tendered are deposited with the Depositary on or prior to the Expiration Date (accompanied by the appropriate, properly completed and duly executed Letter of Transmittal and any required signature guarantees and other documents required by this Letter of Transmittal), Baby Superstore may, in its sole discretion, reject such tender. Payment for Notes will be made only against deposit of tendered Notes.

    By executing this Letter of Transmittal (or a facsimile thereof), a tendering holder waives any right to receive any notice of the acceptance for payment of tendered Notes.

    For a full description of the procedures for tendering Notes, see "Procedures for Tendering Notes -- Tendering Notes" in the Offer to Purchase.

    If a holder desires to tender Notes pursuant to the Offer and (i) certificates representing such holder's Notes are not lost but are not immediately available or time will not permit this Letter of Transmittal, certificates representing Notes or other required documents to reach the Depositary on or prior to the Expiration Date or (ii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, such holder may effect a tender of such Notes in accordance with the guaranteed delivery procedures described under "Procedures for Tendering Notes - Guaranteed Delivery Procedures" in the Offer to Purchase.

    Tenders of Notes may be withdrawn at any time prior to the Expiration Date pursuant to the procedures described under "Procedures For Tendering Notes -- Withdrawal Rights" in the Offer to Purchase.

    2. PARTIAL TENDERS. Tenders of Notes pursuant to the Offer will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes is not tendered, certificates for the principal amount of Notes not tendered will be sent to the holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 4), promptly after the Notes are accepted for purchase.

    3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENT:
GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID POWER OF ATTORNEY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

    If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

    If this Letter of Transmittal is signed by the holder, and the certificates for any principal amount of Notes not tendered for purchase are to be issued (or if any principal amount of Notes that is not tendered for purchase is to be reissued or returned) to the holder, and checks constituting payments for Notes to be purchased in connection with the Offer are to be issued to the order of the holder, then the holder need not endorse any certificates for tendered Notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the holder), the holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Notes), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

    If this Letter of Transmittal or any certificates representing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Baby Superstore of their authority so to act must be submitted with this Letter of Transmittal.

    Endorsements on certificates for Notes and signatures on bond powers provided in accordance with this Instruction 3 by registered holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution.

    No signature guarantee is required if: (i) this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered herewith and the payments for the Notes to be purchased are to be made, or any Notes for principal amounts not tendered for purchase are to be issued, directly to such registered holder(s) and neither the "Special Issuance or Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed; or (ii) such Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal accompanying Notes must be guaranteed by an Eligible Institution.

    4. SPECIAL ISSUANCE OR PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased in connection with the Offer are to be issued or sent, if different from the name and address of the holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the holder of the Notes tendered.

    5. TAXPAYER IDENTIFICATION NUMBER AND SUBSTITUTE FORM W-9. Each tendering holder is required to provide the Depositary with the holder's correct taxpayer identification number ("TIN"), generally the holder's social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A holder must cross out item (2) in the Certification box on Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering holder to 31% federal income tax backup withholding on the payments made to the holder or other payee with respect to Notes purchased pursuant to the Offer. The box in Part 3 of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within 60 days, thereafter the Depositary will withhold 31% from all such payments with respect to the Notes to be purchased until a TIN is provided to the Depositary.

    6. TRANSFER TAXES. Baby Superstore will pay all transfer taxes, if any, payable on the purchase and transfer of Notes purchased pursuant to the Offer, except in the case of deliveries of certificates for Notes for principal amounts not tendered for payment that are to be registered or issued in the name of any person other than the holder of Notes tendered hereby, in which case the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Letter of Transmittal.

    7. IRREGULARITIES. All questions as to the validity, form, eligibility (including the time of receipt) and acceptance for payment of any tenders of Notes pursuant to the procedures described in the Offer to Purchase and the form and validity (including the time of receipt of notices of withdrawal) of all documents will be determined by Baby Superstore, in its sole discretion, which determination shall be final and binding on all parties. Baby Superstore reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance of or payment for which may be unlawful. Baby Superstore also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Notes. Baby Superstore's interpretations of the terms and conditions of the Offer (including without limitation the instructions in this Letter of Transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as Baby Superstore shall determine. None of Baby Superstore, the Depositary or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification. Tenders of such Notes shall not be deemed to have been made until such irregularities have been cured or waived. Any Notes received by the Depositary that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Depositary to the tendering holders, unless such holders have otherwise provided herein, as promptly as practical following the Expiration Date.

    8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR NOTES. Any holder of Notes whose certificates for Notes have been mutilated, lost, stolen or destroyed should contact the Depositary at the address indicated above for further instructions.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Notes and requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to, and additional information about the Offer may be obtained from the Depositary, whose address and telephone number appears herein.

                              IMPORTANT INFORMATION

    Under federal income tax laws, a holder whose tendered Notes are accepted for payment is required by law to provide the Depositary (as payer) with such holder's correct TIN on Substitute Form W-9 included herein or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Notes purchased pursuant to the Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

    Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Depositary. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments made with respect to Notes purchased pursuant to the Offer, the holder is required to provide the Depositary with either: (i) the holder's correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or
(B) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

NUMBER TO GIVE THE DEPOSITARY

    The holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered holder of the Notes. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                       PAYER'S NAME: THE BANK OF NEW YORK


---------------------------------------------------------------------------------------------------
SUBSTITUTE                   Part 1 - PLEASE PROVIDE YOUR TIN   Social Security Number
FORM W-9                     IN THE BOX AT RIGHT AND CERTIFY    OR_____________________________
                             BY SIGNING AND DATING BELOW.         Employer Identification Number

---------------------------------------------------------------------------------------------------
Department of the Treasury   Part 2 -
Internal Revenue Service     Certification - Under penalties of perjury, I certify      Part 3 -
                             that:
Payer's Request for Taxpayer                                                          Awaiting TIN
Identification Number (TIN)  (1) The number shown on this form is my correct
                             Taxpayer Identification Number (or I am waiting for a ----------------
                             number to be issued to me) and

                             (2) I am not subject to back-up withholding either
                             because I have not been notified by the Internal
                             Revenue Service (IRS) that I am subject to back-up
                             withholding as a result of failure to report all
                             interest or dividends, or the IRS has notified me that
                             I am no longer subject to back-up withholding.

                             Certified instructions - You must cross out item (2)
                             above if you have been notified by the IRS that you
                             are subject to back-up withholding because of
                             underreporting interest or dividends on your tax
                             return. However, if after being notified by the IRS
                             that you were subject to backup withholding you
                             received another notification from the IRS stating
                             that you are no longer subject to back-up withholding,
                             do not cross out item (2).

                             SIGNATURE______________________ DATE _________________

-----------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                         THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.



 _________________________________                 _______________________, 1997
            Signature                                       Date

--------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.


                                  GIVE THE SOCIAL                                           GIVE THE SOCIAL
FOR THIS TYPE OF                  SECURITY NUMBER            FOR THIS TYPE OF               SECURITY NUMBER
ACCOUNT:                          OF -                       ACCOUNT:                       OF -
--------------------------------------------------------     -------------------------------------------------

1.  Individual                    The individual             8. Corporate                  The corporation

2.  Two or more                   The actual owner of the    9. Association, club,         The organization
                                  account or, if combined    religious, charitable,
                                  funds, any one of the      educational or other
                                  individuals(1)             tax-exempt
                                                             organization

3.  Custodian account of          The minor(2)               10. Partnership               The partnership
    a minor (Uniform
    Gift to Minors Act)                                      11. A broker or               The broker or
                                                             registered nominee            nominee

4.  a.    The usual               The grantor-trustee(1)     12. Account with the          The public entity
          revocable                                          Department of
          savings trust                                      Agriculture in the
          (grantor is also                                   name of a public
          trustee)                                           entity (such as a
                                                             state or local
    b.    So-called trust         The actual owner(1)        government, school
          account that is                                    district, or prison)
          not a legal or                                     that receives
          valid trust                                        agriculture program
          under state law                                    payments

5.  Sole proprietorship           The owner(3)



6.  Sole proprietorship           The owner(3)



7.  A valid trust, estate,        The legal entity (Do
    or pension trust              not furnish the
                                  identifying number
                                  of the personal
                                  representative or
                                  trustee unless the
                                  legal entity itself
                                  is not designated in
                                  the account
                                  title.)(4)

--------------------------------------------------------     -------------------------------------------------

(1)  List first and circle the name of the person whose number you furnish.

(2)  Circle the minor's name and furnish the minor's social security number.

(3)  Show the name of the owner.

(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2
Section references are to the Internal Revenue Code.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

  (1)   A corporation.
  (2)   An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under 403(b)(7).
  (3)   The United States or any of its agencies or instrumentalities.
  (4)   A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
  (5)   A foreign government or any of its political subdivisions, agencies or instrumentalities.
  (6)   An international organization or any of its agencies or instrumentalities.
  (7)   A foreign central bank of issue.
  (8)   A dealer in securities or commodities required to register in the United States or a possession of the United
        States.
  (9)   A futures commission merchant registered with the Commodity Futures Trading Commission.
 (10)   A real estate investment trust.
 (11)   An entity registered at all times during the tax year under the Investment Company Act of 1940.
 (12)   A common trust fund operated by a bank under section 584(a).
 (13)   A financial institution.
 (14)   A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate
        Secretaries, Inc., Nominee List.
 (15)   A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

o     Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.


o    Payments of patronage dividends not paid in money.

o    Payments made by certain foreign organizations.

Payments of interest generally not subject to backup withholding include the following:

o    Payments of interest on obligations issued by individuals.

     Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt interest dividends under section 852).

o    Payments described in section 6049(b)(5) to nonresident aliens.

o    Payments on tax-free covenant bonds under section 1451.

o    Payments made by certain foreign organizations.

o    Mortgage interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041(A)(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

PRIVACY ACT NOTICE

Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are qualified to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.